Exhibit 4.1

ENDOCEUTICS, INC.

INCORPORATED UNDER THE CANADA BUSINESS CORPORATIONS ACT

COMMON SHARES

SEE REVERSE SIDE FOR

CERTAIN DEFINITIONS

CUSIP 29268E 10 5

THIS CERTIFIES THAT

SPECIMEN

IS THE OWNER OF

FULLY-PAID AND NON-ASSESSABLE COMMON SHARES, WITH NO PAR VALUE, OF

ENDOCEUTICS, INC.

transferable on the books of the Company by the holder hereof, in person, or by duly authorized attorney upon the surrender of this Certificate properly endorsed. The shares represented by this Certificate are subject to provisions of the articles of incorporation and by-laws of the Company as from time to time amended or restated. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED:

PRESIDENT AND CHIEF EXECUTIVE OFFICER

SECRETARY

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

(New York, NY)

BY:

TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

ENDOCEUTICS, INC.

THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF SHARES UPON WRITTEN REQUEST, THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT–		Custodian
TEN ENT	– as tenants by the entireties		(Custodian)		(Minor)
JT TEN	– as joint tenants with right of survivorship and not as tenants in common.		Under uniform gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

For value received,

hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated

X

X
NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND EXACTLY WITH THE NAME WRITTEN UPON THE FACE OF THE CERTIFICATE.

SIGNATURE GUARANTEED:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE COMPANY MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.